

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                               -----------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 31, 1996




                         SUMMIT MEDICAL SYSTEMS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Minnesota                      0-26390                  41-1545493
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



         10900 Red Circle Drive, Minnetonka, Minnesota         55343
         -------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code:  (612) 939-2200
                                                           ----------------


               One Carlson Parkway, Minneapolis, Minnesota 55447
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets.

          On December 31, 1996, Summit Medical Systems, Inc. ("Summit") acquired
          C. L. McIntosh & Associates, Inc. ("CLM") pursuant to an Agreement and
          Plan of Merger among Summit, CLM Acquisition Corp., a wholly owned subsidiary of Summit ("Merger Subsidiary") and CLM, under which Merger
          Subsidiary was merged with and into CLM, with CLM as the surviving corporation (the "Merger"). As a result of the Merger, CLM became a wholly owned subsidiary of Summit. In connection with the Merger, 100 issued and outstanding shares of common stock of CLM were exchanged for 976,453 shares of common stock of Summit ("Summit Common Stock").
          The number of shares of Summit Common Stock issued in the Merger equaled the quotient of $7,000,000 divided by the average of the closing price per share of Summit Common Stock from the Nasdaq
          National Market during the period of December 13, 1996 through December 27, 1996.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired

               The financial statements of CLM are not provided with this initial report. These financial statements will be provided in an amendment to this Current Report on Form 8-K within 60 days from the date of this Current Report on Form 8-K.

          (b)  Pro Forma Financial Information

               The pro forma financial information of CLM is not provided with this initial report. The pro forma financial information will be provided in an amendment to this Current Report on Form S-K within 60 days from the date of this Current Report on Form 8-K.

          (c)  Exhibits

               Exhibit No.     Description
               -----------     -----------

               2               Agreement and Plan of Merger by and among Summit
                               Medical Systems, Inc., CLM Acquisition Corp. and
                               C. L. McIntosh & Associates, Inc.

                                      -2-
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 13, 1997                 SUMMIT MEDICAL SYSTEMS, INC.


                                       /s/ ANTHONY W. REES
                                       ----------------------------
                                       Anthony W. Rees
                                       Chief Financial Officer



                                      -3-
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                               INDEX TO EXHIBITS


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
Exhibit
Number    Item                                                              Page
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

2         Agreement and Plan of Merger by and among Summit Medical
          Systems, Inc., CLM Acquisition Corp. and C. L. McIntosh
          & Associates, Inc.